Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of September 28,
                                          ---------
2001, is made and entered into by and between Dauphin Technology, Inc., an Illinois corporation (the "Company"), and Crescent International Ltd., an entity
                           -------
organized and existing under the laws of Bermuda (the "Investor").
                                                       --------

WHEREAS, the Company and the Investor have entered into that certain Securities Purchase Agreement, dated as of September 28, 2001, as amended by Amendment to Securities Purchase Agreement, dated as of September 28, 2001 (the "Securities
                                                                    ----------
Purchase Agreement"), pursuant to which the Company will issue, from time to
------------------
time, to the Investor and the Investor shall purchase up to $10,000,000 worth of securities of the Company including (i) common stock, par value $0.001 per share, of the Company (the "Common Stock"), (ii) a convertible note in the
                            ------------
principal amount of $2,500,000 (the "Initial Convertible Note"), and (iii)
                                     ------------------------
Subsequent Convertible Notes (as defined in the Securities Purchase Agreement).

WHEREAS, pursuant to the terms of and in partial consideration for the Investor entering into the Securities Purchase Agreement, the Company is required to issue to the Investor (i) an initial incentive warrant, exercisable from time to time within five years following the date of issuance (the "Initial Incentive
                                                            -----------------
Warrant") for the purchase of a number of shares of Common Stock at a price to
-------
be determined as described in such Initial Incentive Warrant, and (ii) under certain circumstances, a subsequent incentive warrant, exercisable from time to time within five years following the date of issuance (the "Subsequent Incentive
                                                            --------------------
Warrant and, together with the Initial Incentive Warrant, the Incentive
-------                                                       ---------
Warrants") for the purchase of a number of shares of Common Stock at a price to
--------
be determined as described in such Subsequent Incentive Warrant;

WHEREAS, pursuant to the terms of and in partial consideration for the Investor entering into the Securities Purchase Agreement, the Company may be required to issue protective warrants to the Investor, each of which may become exercisable from time to time as described in such warrants and in the Securities Purchase Agreement (collectively, the "Protective Warrants" and together with the Incentive Warrants and any new or replacement warrants issued in accordance with the terms of the Protective Warrants and the Incentive Warrants, the "Warrants") for the purchase of a number of shares of Common Stock at a price to be determined as described in each such Protective Warrant;

WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Securities Purchase Agreement, the Company has agreed to provide the Investor with certain registration rights as described herein;

NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, in the Warrants, in the Convertible Notes and in the Securities Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Securities Purchase Agreement):

                                    ARTICLE I
                               REGISTRATION RIGHTS

Section 1.1 REGISTRATION STATEMENTS.

          (a)  Filing of Registration Statements. The Company shall register for
               ---------------------------------
          resale all Commitment Shares issued or issuable to the Investor pursuant to the Securities Purchase Agreement and the Convertible Notes and all Warrant Shares issued or issuable upon full exercise of the Warrants. Subject to the terms and conditions of this Agreement, the Company shall effect such registration in the manner provided below:

               (i)  First Registration Statement. On or before the end of the 20
                    ----------------------------
               calendar day period immediately following the Subscription Date, the Company shall file with the SEC a registration statement (the "First Registration Statement") on Form S-3 if such form is then
                ----------------------------
               available to the Company and, if not, on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of all Note Conversion Shares into which the Initial Convertible Note may be converted and the Incentive Warrant Shares relating to the Initial Incentive Warrant in accordance with the intended method of distribution of such securities. The aggregate number of shares of Common Stock to be registered under the First Registration Statement shall be 4,000,000;

               (ii) Subsequent Registration Statements.
                    -----------------------------------

                        (1)If the Company elects to exercise its right with respect to any Subsequent Sale for which the Sale Shares (or, in the case of a Subsequent Note Sale, the applicable Note Conversion Shares), on the applicable Closing Date, have not been previously registered and are not covered by an effective Registration Statement filed with the SEC which is not a Failed Registration Statement (as hereinafter defined) (an "Unregistered
                                                                ------------
                        Sale"), then on or before the end of a 20 calendar day
                        ----
                        period immediately following each Closing Date relating to each such Subsequent Sale, the Company shall file with the SEC a registration statement (each a "Subsequent Registration Statement," and together with
                         ---------------------------------
                        the First Registration Statement and any other registration statement covering Registrable Securities or otherwise required to be filed by the Company with the SEC as provided in this Agreement, the "Registration
                                                                    ------------
                        Statements" or each, a "Registration Statement") on Form
                        ----------              ----------------------
                        S-3 if such form is then available to the Company and, if not, on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Sale Shares purchased by the Investor or the Note Conversion Shares into which the applicable Subsequent Convertible Note may be converted and any Commitment Shares and Warrant Shares that have not been previously registered, in accordance with the intended method of distribution of such securities. The aggregate number of shares to be registered under each Subsequent Registration Statement shall be equal to (w) with respect to a Subsequent Share Sale, the number of Sale Shares purchased by the Investor on the applicable Closing Date or, with respect to a Subsequent Note Sale, the number of Note Conversion Shares into which the applicable Subsequent Convertible Note may be converted assuming a conversion price of $0.75, plus (x) a number of Protective Warrant Shares equal to the number of Sale Shares purchased by the Investor on the applicable Closing Date plus (y) with respect to any prior Convertible Notes and any previous Subsequent Share Sales, any Commitment Shares not previously registered plus (z) any Warrant Shares not previously registered;

                        (2)Prior to any Subsequent Sale which is not an Unregistered Sale, the Company shall file with the SEC a Registration Statement on Form S-3 if such form is then available to the Company and, if not, on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Sale Shares to be purchased by the Investor or the Note Conversion Shares into which the applicable Subsequent Convertible Note may be converted assuming a conversion price of $0.75 and any Warrant Shares and Commitment Shares which have not previously been registered, in accordance with the intended method of distribution of such securities. The aggregate number of shares to be registered under such Registration Statement shall be determined by the Company.

          (b)  Effectiveness of the Registration Statements. The following
               --------------------------------------------
conditions for effectiveness shall apply to the Registration Statements required to be filed by the Company with the SEC pursuant to paragraph (a) above, without limiting the Company's obligation to file such Registration Statements. The Company shall use its best efforts: (i) to have the First Registration Statement declared effective by the SEC in no event later than 90 calendar days after the Closing Date relating to the Initial Convertible Note, and (ii) to have each Subsequent Registration Statement declared effective by the SEC in no event later than 60 calendar days after the Closing Date relating to each Unregistered Sale, and in any event prior to any further Subsequent Sales. The Company shall ensure that each Registration Statement and any amendments thereto remain in effect until the later of (1) one day following the date of expiration of the Incentive Warrant Exercise Period for the Initial Incentive Warrant (as such term is defined in the Initial Incentive Warrant) or, if the Subsequent Incentive Warrant has been issued, one day following the date of expiration of the Incentive Warrant Exercise Period for the Subsequent Incentive Warrant (as such term is defined in the Subsequent Incentive Warrant), if such Incentive Warrant has not been exercised in full and if such Registration Statement covers the Warrant Shares issuable under such Incentive Warrant, and (2) the date the Registrable Securities covered by such Registration Statement and issued or issuable to the Investor pursuant to the Securities Purchase Agreement, the Convertible Notes and the Warrants may be sold by the Investor without registration and without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act or have otherwise been sold; provided that such period shall be extended one day for ------ each day after the applicable Effective Date that any Registration Statement covering Registrable Securities is not effective during the period such Registration Statement is required to be effective pursuant to this Agreement.

          (c)  Failure to Obtain or Maintain Effectiveness of Registration
               -----------------------------------------------------------
               Statements.
               ----------

               (i) In the event the Company fails for any reason to obtain the effectiveness of any Registration Statement within the time periods set forth in Section 1.1(b) (a "Tardy Registration
                                                       ------------------
               Statement") or in the event that the Company fails for any reason
               ---------
               to maintain the effectiveness of any Registration Statement (or the underlying prospectus) covering Registrable Securities for the time period set forth in Section 1.1(b) (an "Ineffective
                                                                -----------
               Registration Statement" together with a Tardy Registration
               ----------------------
               Statement, a "Failed Registration Statement") or upon the
                             -----------------------------
               occurrence of any event of the kind described in Section
               2.1(g)(iv) hereof (unless the Registrable Securities covered by such Registration Statement shall have become freely tradable pursuant to Rule 144(k) of the Securities Act or have been otherwise sold), then, in either event an amount equal to two percent (2.0%) of the aggregate Purchase Price of all of the Registrable Securities covered by any such Failed Registration Statement then held by the Investor for each calendar month and for each portion of a calendar month, pro rata, (the "Failed
                                                                     ------
               Registration Statement Fee") during any period of such
               --------------------------
               ineffectiveness or, in the case of the occurrence of an event of the kind described in Section 2.1(g)(iv) hereof, until the Investor shall have received copies of the supplemental or amended prospectus contemplated by Section 2.1(g)(iv) hereof (an "Ineffective Period"), shall become due and payable to Investor.
                ------------------

               (ii) If Failed Registration Statement Fees accrue with respect to any Ineffective Registration Statement, payment of such Failed Registration

               Statement Fees shall be made on the first Trading Day after the earlier to occur of (1) the expiration of the applicable Ineffective Period and (2) the last day of each calendar month during an Ineffective Period.

          (d)  Restricted Period. While in possession of material non-public
               -----------------
          information received from the Company (a "Restricted Period"), the
                                                    -----------------
          Investor shall not dispose of any Registrable Securities until such information is disclosed to the public; provided that, if such Restricted Period exceeds 120 days, the liquidated damages described in Section 1.1(c) hereof shall be increased to three percent (3.0%) until such Restricted Period shall have elapsed.

          (e)  Failure to Register Sufficient Number of Shares. If the number of
               -----------------------------------------------
          Note Conversion Shares and Warrant Shares included in the First Registration Statement or each Subsequent Registration Statement is insufficient to permit the conversion in full of the applicable Convertible Note or the exercise in full of the applicable Warrant (such deficit in the number of shares is referred to herein as the "Deficit Shares"), then (i) the Company shall immediately amend such
           --------------
          Registration Statement (or file a new Registration Statement) to cover the Deficit Shares (such amended or new Registration Statement is referred to herein as a "Deficit Shares Registration Statement") and
                                   -------------------------------------
          (ii) the Company shall pay to the Investor in immediately available funds into an account designated by the Investor an amount equal to 2.0% of the product of (x) the number of Deficit Shares multiplied by
          (y) the Bid Price of the Common Stock on the applicable Effective Date, for each calendar month and for each portion of a calendar month, pro rata, during the period from the Effective Date of the applicable Registration Statement to the Effective Date of the applicable Deficit Shares Registration Statement.

          (f)  Liquidated Damages. The Company and the Investor hereby
               ------------------
          acknowledge and agree that the sums payable under subsections 1.1(c), 1.1(d) and 1.1(e) hereof shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to estimate precisely, (ii) the amounts specified in such subsections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

          (g)  Piggyback Registrations. If the Company shall determine to
               -----------------------
          register for sale with the SEC any of its Common Stock or securities convertible into, or exchangeable or exercisable for, shares of its Common Stock other than for resale by the Investor (a "Piggyback
                                                                 ---------
          Registration"), the Company shall give the Investor written notice
          ------------
          thereof (a "Notice of Piggyback Registration") 30 calendar days
                      --------------------------------
            prior to the filing of a registration statement relating to such Piggyback Registration, which notice shall include a description of
            (i) the intended method of distribution of such Common Stock and such other securities, (ii) the number of shares of Common Stock and such other securities the Company intends to register, and (iii) such other Persons who will or have a right to participate in the Piggyback Registration. Upon the written request of the Investor made within 20 days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by the Investor and the intended method of distribution thereof), the Company shall include in the registration statement relating to such Piggyback Registration all Registrable Securities that the Company has been so requested to register by the Investor. If the Piggyback Registration for which the Company gives a Notice of Piggyback Registration is a registered public offering involving an underwriting, and the underwriters selected by the Company advise the Company in writing that marketing factors require a limitation on the number of shares of Common Stock or other securities to be underwritten, the Company shall reduce the number of shares of Common Stock or other securities included in such registration (1) first, by reducing the number of shares of Common Stock or other securities to be registered for resale by all Persons other than the Investor, allocated among such Persons in accordance with the priorities then existing among the Company and such Persons and (2) second, by reducing on a pro rata basis the number of shares of Registrable Securities requested to be included by the Investor. Any other shares of Common Stock, Registrable Securities, or other securities of the Company so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

                                   ARTICLE II
                             REGISTRATION PROCEDURES

Section 2.1 FILINGS; INFORMATION. The Company will effect the registration of the Registrable Securities in accordance with the intended methods of disposition thereof as furnished to the Company by any proposed seller of such Registrable Securities prior to the filing of a Registration Statement therefor. Without limiting the foregoing, the Company in each such case will do the following as expeditiously as possible, but in no event later than the deadline, if any, prescribed therefor in this Agreement:

            a. The Company shall (i) prepare and file with the SEC the
               Registration Statement(s) covering the shares as described in subsection 1.1(a) above; (ii) use its best efforts to cause such filed Registration Statement(s) to become and remain effective (pursuant to Rule 415 under the Securities Act or otherwise) for the period prescribed by Section 1.1(b); (iii) prepare and file with the SEC such amendments and supplements to each Registration Statement and the prospectus used in connection therewith as may be necessary to keep each Registration Statement effective for the time period prescribed by Section 1.1(b); and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in each Registration Statement.

            b. The Company shall file all necessary amendments to each
               Registration Statement in order to effectuate the purpose of this Agreement, the Securities Purchase Agreement, the Convertible Notes and the Warrants.

            c. Five Trading Days prior to filing each Registration Statement or prospectus, or any amendment or supplement thereto (excluding amendments deemed to result from the filing of documents incorporated by reference therein), the Company shall deliver to the Investor and one firm of counsel representing the Investor, in accordance with the notice provisions of Section 4.8, copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and comment by the Investor and such counsel, and thereafter deliver to the Investor and such counsel, in accordance with the notice provisions of Section 4.8, such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents or information as the Investor or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities.

            d. The Company shall deliver, in accordance with the notice provisions of Section 4.8, to each broker as directed by the Investor such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to the Registrable Securities, and such other documents, as may be reasonably requested to facilitate the disposition of the Registrable Securities.

            e. After the filing of each Registration Statement, the Company shall promptly notify the Investor of any stop order issued or threatened by the SEC in connection therewith and take all commercially reasonable actions required to prevent the entry of such stop order or to remove it if entered.

            f. The Company shall use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably (in light of its intended plan of distribution) request, and (ii) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities; provided, however,
                                                          --------  -------
               that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (f), subject itself to taxation in any such jurisdiction, or consent or subject itself to general service of process in any such jurisdiction.

            g. The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement or amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
               (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
               (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company promptly shall make available to the Investor any such supplement or amendment to the related prospectus.

            h. The Company shall enter into customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (whereupon the Investor, at its option, may require that any or all of the representations, warranties and covenants of the Company also be made to and for the benefit of the Investor).

            i. The Company shall make available to the Investor (and will deliver to Investor's counsel), subject to restrictions imposed by the United States government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, concerning any Registration Statement, and also will make available for inspection by the Investor and any attorney, accountant or other professional retained by the Investor (collectively, the "Inspectors"), all financial and other
                                   ----------
               records,
               pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to
                                   -------
               enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with any Registration Statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided, however, that prior to any disclosure or
                              --------  -------
               release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided, further, that if failing the entry of a protective
                    --------  -------
               order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records that counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Investor agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Investor after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and, if material non-public information, the Investor shall not while in possession of such information engage in market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public. The Investor further agrees that upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it will give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

            j. To the extent required by law or reasonably necessary to effect a sale of Registrable Securities in accordance with prevailing business practices at the time of any sale of Registrable Securities pursuant to a Registration Statement, the Company shall deliver to the Investor a signed counterpart, addressed to the Investor, of (1) an opinion or opinions of counsel to the Company and (2) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions of comfort letters, as the case may be, as the Investor therefor reasonably requests.

            k. The Company otherwise shall comply with all applicable rules and regulations of the SEC, including, without limitation, compliance with applicable reporting requirements under the Exchange Act.

            l. The Company may require the Investor to furnish promptly in writing to the Company such information as may be legally required in connection with any registration including, without limitation, all such information as may be requested by the SEC or the National Association of Securities Dealers, Inc. (the "NASD"). The Investor agrees to provide such information
                ----
               requested in connection with any registration within ten Trading Days after receiving such written request and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of a Registration Statement caused by the Investor's failure to timely provide such information. Each seller of Registrable Securities shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such seller to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact regarding such seller or its intended method of disposition of such Registrable Securities or omits to state any material fact regarding such seller or such seller's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such seller or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Section 2.2.  REGISTRATION EXPENSES.

            a. In connection with each Registration Statement, the Company shall pay all registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including,
                                             ---------------------
               without limitation: (i) all registration, filing, securities exchange listing and fees required by the NASD, (ii) all registration, filing, qualification and other fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities required hereby), (iii) all of the Company's word processing, duplicating, printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred by the Company in connection with the listing of the Registrable Securities, (vi) subject to paragraph (b) below, reasonable fees and disbursements of counsel for the Company and the Investor and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters or costs associated with the delivery by independent certified public accountants of such special audit(s) or comfort letter(s) requested pursuant to
               Section 2.1(j) hereof), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration, (viii) premiums and other costs of policies of insurance purchased at the discretion of the Company against liabilities arising out of any public offering of the Registrable Securities being registered, and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting fees, discounts, transfer taxes or commissions, if any, attributable to the sale of Registrable Securities, which shall be payable by each holder of Registrable Securities pro rata on the basis of the number of Registrable Securities of each such holder that are included in a registration under this Agreement.

            b. The Company shall pay all reasonable fees and expenses of counsel for the Investor incurred in connection with the review, and assistance in preparation, of each Registration Statement up to $10,000 per Registration Statement, unless a greater amount is required due to the nature of the review performed by Investor's counsel or the extent of assistance provided by Investor's counsel (an estimate of such greater fees and expenses of such firm of counsel to the Investor shall be provided to the Company prior to the undertaking of such counsel's additional review or assistance).

                                   ARTICLE III

                        INDEMNIFICATION AND CONTRIBUTION

     Section 3.1.   INDEMNIFICATION

            a. The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Investor Controlling Persons"), from and
                                   ----------------------------
               against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any and all reasonable attorneys' fees and disbursements and costs and expenses of investigating and defending any such claim and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted) (collectively, "Damages"), joint or several, and any action or proceeding in
                -------
               respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and any Investor Controlling Person, becomes subject to under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, as and when incurred, insofar as such Damages (or actions or proceedings in respect thereof) (i) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or in any preliminary prospectus, final prospectus, summary prospectus, documents filed under the Exchange Act and deemed to be incorporated by reference into any Registration Statement, application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Registrable Securities under the securities or blue sky laws thereof or filed with the SEC, amendment or supplement relating to the Registrable Securities or
               (ii) arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, and each such Investor Controlling Person, for any legal and other expenses reasonably incurred by the Investor, its partners, Affiliates, officers, directors, employees and duly authorized agents, or any such Investor Controlling Person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings; provided,
                                                                   --------
               however, that the Company shall not be liable to the extent that
               -------
               any such Damages arise out of the Investor's failure to send or give a copy of the final prospectus or supplement at or prior to the written confirmation of the sale of Registrable Securities to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement, and provided that the Investor had been
                                          --------
            obligated under applicable law to deliver such final prospectus or supplement to such person; provided, further, that the Company shall
                                       --------  -------
            not be liable to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor or any other person who participates as a seller or as an underwriter in the offering or sale of such securities, in either case, in any questionnaire or other request by the Company, or otherwise specifically stating that it is for use in the preparation thereof, and provided that such written information furnished to the
                         --------
            Company by the Investor, or any other person who participates as a seller or as an underwriter in the offering or sale of such securities, is not materially altered by the Company.

       b. The Investor agrees to indemnify and hold harmless the Company, its Affiliates, officers, directors, employees, and duly authorized agents from and against any and all Damages, joint or several, and any action in respect thereof to which the Company, its Affiliates, officers, directors, employees, and duly authorized agents becomes subject to under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, as and when incurred, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement, or any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor in any questionnaire or other request by the Company, or otherwise specifically stating that it is for use in the preparation thereof; provided, however, that such written information furnished to the
            --------  -------
            Company by the Investor is not materially altered by the Company. Notwithstanding the foregoing, the Investor shall in no event be required to indemnify the Company for any amount in excess of the amount by which the total price at which the Registrable Securities of the Investor were sold to the public (less underwriting discounts and commissions) exceeds the amount actually paid by the Investor under the Securities Purchase Agreement for such Registrable Securities sold to the public.

       c. All claims for indemnification shall be asserted and resolved as set forth in Section 9.2 of the Securities Purchase Agreement.

     Section 3.2. ARBITRATION. Any controversy, claim or dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity, interpretation, breach, or termination, shall be referred to and finally resolved in accordance with Section 9.3 of the Securities Purchase Agreement.

     Section 3.3. OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Article III (with appropriate modifications) shall be given by the Company with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Article III shall be in addition to any other rights to indemnification, contribution or other remedies which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

     Section 3.4. CONTRIBUTION. If the indemnification and reimbursement obligations provided for in any section of this Article III is unavailable or insufficient to hold harmless the Indemnified Parties in respect of any Damages referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages as between the Company on the one hand and the Investor or seller on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor or seller in connection with such statements or omissions, as well as other equitable considerations. The relative fault of the Company on the one hand and of the Investor or seller on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3.4, the Investor or seller shall in no event be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Investor or seller were sold to the public (less underwriting discounts and commissions) and less the amount actually paid by the Investor under the Securities Purchase Agreement for such Registrable Securities sold to the public exceeds the amount of any damages which the Investor or seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.1. OUTSTANDING REGISTRATION RIGHTS. Except as set forth on
Schedule 4.1, the Company represents and warrants to the Investor that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction. The Company hereby covenants and agrees that until 270 calendar days after the Registration Statement has been declared effective by the SEC it will not, without the prior written consent of the Investor, enter into or amend any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify securities under the Securities Act or any securities or blue sky laws of any jurisdiction; provided, however, that the foregoing shall not apply to a Third Party Sale (as such term is defined in the Securities Purchase Agreement) for which the Investor has elected not to exercise its right of first refusal pursuant to Section 6.12 of the Securities Purchase Agreement.

         Section 4.2. TERM. The registration rights provided to the holders of Registrable Securities hereunder shall terminate at such time as all Registrable Securities have been issued and have ceased to be Registrable Securities. Notwithstanding the foregoing, paragraphs (c) and (d) of Section 1.1, Article III, Section 4.8, and Section 4.9 shall survive the termination of this Agreement.

         Section 4.3. RULE 144. If the Company is required to file reports under the Exchange Act, the Company will file in a timely manner, information, documents and reports in compliance with the Securities Act and the Exchange Act and will, at its expense, promptly take such further action as holders of Registrable Securities reasonably may request to enable such holders of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act ("Rule 144"), as such Rule may be amended from time
                               --------
to time, or (b) any similar rule or regulation hereafter adopted by the SEC. If at any time the Company is not required to file such reports, it will, at its expense, forthwith upon the written request of any holder of Registrable Securities who intends to make a sale under Rule 144, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 or such other information as necessary to permit sales pursuant to Rule 144. Upon the request of the Investor, the Company will deliver to the Investor a written statement, signed by the Company's principal financial officer, as to whether it has complied with such requirements. This
Section 4.3 shall terminate at the same time as the registration rights as provided in Section 4.2.

         Section 4.4. CERTIFICATE. The Company will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of each class of stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

         Section 4.5. AMENDMENT AND MODIFICATION. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by both parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

         Section 4.6. SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Investor may assign its rights under this Agreement to any subsequent holder the Registrable Securities, provided that the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement and agree to be bound by the provisions of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement, together with the Securities Purchase Agreement, the Convertible Note, the Warrants and the exhibits and schedules to such agreements together set forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         Section 4.7. SEVERABILITY. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

         Section 4.8. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (ii) delivered by reputable air courier service with charges prepaid, or (iii) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                                            Dauphin Technology, Inc.
                                            800 E. Northwest Highway
                                            Suite 950
                                            Palatine, IL  60067
                                            Attention: Christopher L. Geier
                                            Telephone: (847) 358-4406
                                            Facsimile: (847) 358-4407

         with a copy (which shall not constitute notice) to:

                                            Rieck & Crotty, P.C.
                                            55 West Monroe Street, Suite 3390
                                            Chicago, IL  60603-5062
                                            Attention:  Ronald Duplack, Esq.
                                            Telephone: (312) 726-4646
                                            Facsimile: (312) 726-0647
         if to the Investor:

                                            Crescent International Ltd.
                                            c/o GreenLight (Switzerland) SA
                                            84, av Louis-Casai
                                            1216 Geneva, Cointrin
                                            Switzerland
                                            Attention:  Mel Craw/Maxi Brezzi
                                            Telephone: +41 22 791 71 69
                                            Facsimile: +41 22 929 53 94
         with a copy (which shall not constitute notice) to:

                                            Clifford Chance Rogers & Wells LLP
                                            200 Park Avenue
                                            New York, NY  10166
                                            Attention: Earl S. Zimmerman, Esq.
                                            Telephone: (212)  878-8000
                                            Facsimile: (212)  878-8375

             Either party hereto may from time to time change its address or facsimile number for notices under this Section 4.8 by giving at least 10 days' prior written notice of such changed address or facsimile number to the other party hereto.

        Section 4.9. GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York.

        Section 4.10 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

        Section 4.11. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

        Section 4.12. FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

        Section 4.13. ABSENCE OF PRESUMPTION. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

        Section 4.14. REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision may be inadequate compensation for any loss.

            IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.



                                CRESCENT INTERNATIONAL LTD.


                                By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                                DAUPHIN TECHNOLOGY, INC.


                                By:
                                   ---------------------------------------------
                                   Name:  Christopher L. Geier
                                   Title: Executive Vice President